                                                                       CAPITAL
                                                                  APPRECIATION
                                                                         TRUST








                                   [PHOTOS]


        From Our Family to Yours:  The Intelligent Creation of Wealth.






                              Semiannual Report
                    (Unaudited) and Investment Performance
                    Review for the Six Month Period Ended
                              February 28, 1997




                               [HERITAGE LOGO]
                                   HERITAGE
                            Capital Appreciation
                                  Trust(TM)

                                                                  March 31, 1997

Dear Fellow Shareholders:

     I am pleased to provide you with the semiannual report for Heritage Capital Appreciation Trust ("the Fund") for the six month period ended February 28, 1997. During this period, the "A" shares and "C" shares of your Fund returned +14.9% and +14.6%, respectively.* For the same period, the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's 400 Mid-Cap Index returned +22.5% and +14.1%, respectively. As we have discussed before, the S&P 500 performance is dominated by the returns of a relatively small number of very large stocks. As Herb Ehlers points out in the accompanying letter, only 50 companies account for nearly one-half of the value of the S&P 500 index. Thus, this index return is not necessarily representative of how the average stock performs. While the market for these few companies has moved higher over the past several months, stock prices for much of the rest of the market have moved sideways or lower.

     In February, shareholders approved the recommendation of the Fund's Board of Trustees to retain the Liberty Investment Management division of Goldman Sachs Asset Management as subadviser to manage the Fund's investment portfolio. This action allows Herb Ehlers and his team at Liberty to continue to manage your Fund. As you may recall, Liberty Investment Management, your Fund's previous subadviser, was acquired by Goldman Sachs Asset Management in early 1997. In the letter that follows, Mr. Ehlers discusses how your Fund has performed and how the portfolio is positioned in light of the recent move by the Federal Reserve Board to raise interest rates in an attempt to slow economic growth and control inflation.

     On behalf of all of us at Heritage, thank you for your continuing investment in Heritage Capital Appreciation Trust. If there are ever ways in which you believe we could better serve you, please call us at 800-709-3863.

                                            Sincerely,

                                            /s/ STEPHEN G. HILL

                                            Stephen G. Hill
                                            President

* These returns are calculated without the imposition of front-or back-end sales charges.

                                                                  March 31, 1997

Dear Fellow Shareholders:

     A number of factors and events relating to the economy, the stock market and specific industry groups, affected the performance of the S&P 500 and your portfolio during the last six months ended February 28, 1997. Foremost among these has been the continuation of a trend that, for the last few years, has seen ever larger amounts of money being concentrated in the relatively few companies that dominate the weighting of the S&P 500. (The top 50 companies, or 10%, account for almost 50% of the S&P's market value, while only 9% of your fund's assets are invested in this group.) Diversified investment portfolios such as the Heritage Capital Appreciation Trust (HCAT) have had difficulty matching the performance of the S&P 500 because of this. As a result, despite excellent performance (+14.9%* for the Class A shares and +14.6%* for the Class C shares), HCAT trailed the 22.5% achieved by the S&P 500. However, your Fund outperformed the S&P 400 Mid-Cap Index (+14.1%) which is comprised of companies with market capitalization that more closely match the average for your Fund, thus making it a more representative benchmark at the present time, in our opinion.

     We believe that when this bull market has run its course it will be remembered as the greatest bull market in history. It has been fueled by a number of things, including extraordinary continuing inflows into mutual funds and, importantly, what until now has been a "Goldilocks" economy -- that is, its growth has been neither too hot nor too cold, but just right. In this favorable environment interest rates have behaved rather nicely, with the 30-year U.S. Treasury bond trading in a 6 1/2% to 7% yield range for many months. And these two factors -- "just right" economy and interest rate stability -- have been the ideal breeding ground for the Financial sector, one of HCAT's largest weightings. At 13.2% of the portfolio, up from 12.7% at August 31 (although down from its peak, as we'll explain later) the group outperformed the market substantially, led by MBNA Corp. (+58%), Freddie Mac (+35%) and Fannie Mae (+29%).

     Other than the Financial group, the list of outperformers was an eclectic one, in each case driven by company fundamentals rather than macroeconomic factors. AES Corporation, by far the best performer in the portfolio with an 84% gain, was finally given credit by investors for its unique and rapidly-growing alternative energy business. Incidentally, AES, with an average purchase price of $16, has now quadrupled in value but, in our opinion, still has potential for above-average appreciation. Autodesk (+47%), New York Times (+42%), Campbell Soup (+38%), Schering-Plough (+37%) and Walt Disney (+30%) have nothing in common except the excellent business characteristics and fundamentals that we seek and have written to you about in previous letters. Obviously, the market agreed with our judgment and rewarded shareholders accordingly.

     On the other hand, the list of laggards was much more concentrated and, to our frustration, it was largely comprised of the same companies that made the list six and twelve months ago. The frustration stems from the fact that, as we have mentioned in some detail in previous letters, we buy excellent growth businesses that we believe are undervalued in the knowledge (hope?) that at some point the market (i.e., other investors) will recognize this and bid up the price to a level more reflective of the ongoing value of the business. We have also noted that sometimes this happens fairly quickly, but at other times "patience is required in rather large doses". In other words, they are "sleeping beauties" that will awaken at different times and for different reasons. This is beginning to happen, as several of last year's laggards -- Disney, Time Warner and Liberty Media -- matched or exceeded the performance of the S&P 500 in the last six months. However, a number of others, including Airtouch, Telecommunications Inc., Telephone and Data Systems and Circus Circus still await the prince's kiss.

     Earlier, we referred to the "Goldilocks" economy and added the qualifying phrase "until now". Obviously, the Federal Reserve (and particularly Mr. Greenspan) has begun to express concern that the economy may be changing from "just right" to "too hot," and as a result recently raised the federal funds rate 1/4% in an attempt to restrain growth and pre-empt the possibility of a pick-up in inflation (although they admit that few signs of danger are visible at this point).

     The Federal Reserve is paid to control economic growth, interest rates and inflation, while we claim no expertise in these areas and instead concentrate on choosing excellent investments for HCAT, one company at a time. We note, however, that our purchase and sale activity over the last few months leans in a direction that should benefit from the environment that could result from the Federal Reserve's actions. Specifically, we have reduced exposure to the Financial sector (and higher interest rates) through the sale of MBIA and Crestar Financial (plus the partial sale of AMBAC), while adding holdings that are considered somewhat defensive in nature -- Bristol-Myers Squibb, Pepsi Co and the retail drug chains (CVS, Rite Aid, Revco and
Walgreen) -- and we believe should outperform in a somewhat less ebullient market environment.

     As always, we thank you for your continued support and confidence, and assure you that we will continue to work diligently to produce solid long-term results for you.

                                            Sincerely,

                                            /s/ HERBERT E. EHLERS

                                            Herbert E. Ehlers

                                            Managing Director
                                            Goldman Sachs & Co.

                                            Chief Investment Officer
                                            Liberty Investment Management
                                            a division of Goldman Sachs Asset
                                            Management

* These returns are calculated without the imposition of either front-or back-end sales charges.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              INVESTMENT PORTFOLIO
                               FEBRUARY 28, 1997
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                                              MARKET
   SHARES                                                                      VALUE
   ------                                                                   -----------
COMMON STOCKS--97.2%(A)
-----------------------
   BANKING--3.4%
   -------------
       7,000  First USA, Inc.*............................................  $   340,375
      72,000  MBNA Corporation............................................    2,304,000
                                                                            -----------
                                                                              2,644,375
                                                                            -----------
   BEVERAGES--0.9%
   --------------
      22,000  PepsiCo, Inc................................................      723,250
                                                                            -----------
   BROADCASTING--5.8%
   ------------------
      55,000  Bell Cablemedia PLC, ADR*...................................      763,125
      30,000  Comcast UK Cable Partners, Class "A"........................      352,500
      97,500  Liberty Media Group, Class "A"*.............................    2,047,500
     110,000  Tele-Communications, Inc., Class "A"*.......................    1,306,250
                                                                            -----------
                                                                              4,469,375
                                                                            -----------
   COSMETICS/TOILETRIES--6.7%
   -----------------------
      36,000  Avon Products, Inc. ........................................    2,097,000
      39,000  Gillette Company............................................    3,085,875
                                                                            -----------
                                                                              5,182,875
                                                                            -----------
   DATA PROCESSING--1.3%
   --------------------
      10,000  Autodesk, Inc. .............................................      338,750
      28,000  Intuit, Inc.*...............................................      633,500
                                                                            -----------
                                                                                972,250
                                                                            -----------
   FILMED ENTERTAINMENT--3.7%
   ------------------------
      70,000  Time Warner, Inc. ..........................................    2,870,000
                                                                            -----------
   FINANCE--9.1%
   ------------
      26,000  AMBAC, Inc. ................................................    1,735,500
      96,000  Federal Home Loan Mortgage Corporation......................    2,856,000
      60,000  Federal National Mortgage Association.......................    2,400,000
                                                                            -----------
                                                                              6,991,500
                                                                            -----------
   FOOD--3.6%
   ----------
      17,000  Campbell Soup Company.......................................    1,532,125
      20,000  Wm. Wrigley Jr. Company.....................................    1,197,500
                                                                            -----------
                                                                              2,729,625
                                                                            -----------
   GLASS PRODUCTS--2.9%
   -------------------
      75,000  Libbey, Inc. ...............................................    2,250,000
                                                                            -----------
   HOTELS/MOTELS/INNS--4.6%
   -----------------------
      40,000  Marriott International, Inc. ...............................    2,120,000
      40,000  Promus Hotel Corporation*...................................    1,415,000
                                                                            -----------
                                                                              3,535,000
                                                                            -----------
   INSURANCE--1.1%
   -------------
      35,000  Western National Corporation................................      805,000
                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              INVESTMENT PORTFOLIO
                               FEBRUARY 28, 1997
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                              MARKET
   SHARES                                                                      VALUE
   ------                                                                   -----------
   LAND DEVELOPMENT/REAL ESTATE--1.0%
   ---------------------------------
      25,000  The Rouse Company*..........................................  $   731,250
                                                                            -----------

   LEISURE/AMUSEMENT--9.6%
   -----------------------
      45,000  Circus Circus Enterprises, Inc.*............................    1,406,250
     115,500  Gaylord Entertainment Company, Class "A"....................    2,338,875
      33,000  Harrah's Entertainment, Inc.*...............................      610,500
      27,000  Hasbro, Inc. ...............................................    1,154,250
      33,000  Mirage Resorts, Inc.*.......................................      820,875
      14,000  The Walt Disney Company.....................................    1,039,500
                                                                            -----------
                                                                              7,370,250
                                                                            -----------
   PHARMACEUTICAL--6.7%
   ------------------
       5,000  Bristol-Myers Squibb Company................................      652,500
      15,000  Pfizer, Inc.................................................    1,374,375
      30,000  Pharmacia & Upjohn, Inc.....................................    1,106,250
      26,000  Schering-Plough Corporation.................................    1,992,250
                                                                            -----------
                                                                              5,125,375
                                                                            -----------

   POLLUTION CONTROL--2.7%
   ---------------------
      60,000  Wheelabrator Technologies, Inc.* ...........................      855,000
      38,000  WMX Technologies, Inc. .....................................    1,201,750
                                                                            -----------
                                                                              2,056,750
                                                                            -----------

   PUBLISHING--12.8%
   ---------------
      23,000  A.H. Belo Corporation, Class "A"............................      868,250
      16,000  Gannett Company.............................................    1,276,000
      60,500  New York Times Company, Class "A"...........................    2,692,250
      20,000  Reuters Holdings PLC, ADR...................................    1,282,500
      52,000  Tribune Company.............................................    2,041,000
      87,000  Valassis Communications, Inc.*..............................    1,685,625
                                                                            -----------
                                                                              9,845,625
                                                                            -----------

   REAL ESTATE INVESTMENT TRUST--1.3%
   -------------------------------
      45,000  Manufactured Home Communities, Inc..........................    1,023,750
                                                                            -----------

   RETAIL STORES--3.0%
   -----------------
       6,300  CVS Corporation.............................................      291,375
       5,000  Revco D.S., Inc.*...........................................      204,375
       8,000  Rite Aid Corporation........................................      337,000
      16,000  Tandy Corporation...........................................      806,000
      16,000  Walgreen Company............................................      684,000
                                                                            -----------
                                                                              2,322,750
                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              INVESTMENT PORTFOLIO
                               FEBRUARY 28, 1997
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                              MARKET
   SHARES                                                                      VALUE
   ------                                                                   -----------
   SERVICES--6.6%
   ------------
      56,208  First Data Corporation......................................  $ 2,058,618
      27,000  SABRE Group Holdings, Inc.*.................................      762,750
      77,000  Service Corporation International...........................    2,233,000
                                                                            -----------
                                                                              5,054,368
                                                                            -----------

   TELECOMMUNICATIONS--5.7%
   -----------------------
      87,500  Airtouch Communications, Inc.*..............................    2,384,375
      50,000  Telephone & Data Systems, Inc...............................    2,000,000
                                                                            -----------
                                                                              4,384,375
                                                                            -----------

   UTILITIES-DIVERSIFIED--4.3%
   ----------------------
      51,000  AES Corporation*............................................    3,334,125
                                                                            -----------

   UTILITIES-GAS--0.4%
   -----------------
      12,000  UGI Corporation.............................................      298,500
                                                                            -----------
Total common stocks (cost $53,394,946)....................................   74,720,368
                                                                            -----------

REPURCHASE AGREEMENT--1.4%(A)
----------------------------
Repurchase Agreement with State Street Bank and Trust Company, dated
February 28, 1997, @ 5.28%, to be repurchased at $1,055,464 on March 3,
1997, collateralized by $1,074,019 United States Treasury Notes, 8.375%,
due August 15, 2008, (market value $1,077,873 including interest) (cost
$1,055,000)...............................................................    1,055,000
                                                                            -----------
TOTAL INVESTMENT PORTFOLIO (cost $54,449,946)(b), 98.6%(a)................   75,775,368
OTHER ASSETS AND LIABILITIES, NET, 1.4%(a)................................    1,061,238
                                                                            -----------
NET ASSETS 100.0%.........................................................  $76,836,606
                                                                            ===========

------------------

 *  Non-income producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $21,325,422 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $22,795,313 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $1,469,891.
ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                               FEBRUARY 28, 1997
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Assets
Investments, at market value (identified cost $54,449,946)
  (Note 1)..................................................              $75,775,368
Cash........................................................                    4,290
Receivables:
  Investments sold..........................................                1,126,258
  Fund shares sold..........................................                   17,691
  Dividends and interest....................................                   80,370
Deferred state registration expenses (Note 1)...............                   12,398
Prepaid insurance...........................................                      271
                                                                          -----------
        Total assets........................................               77,016,646
Liabilities
Payables (Note 4):
  Fund shares redeemed......................................  $ 31,282
  Accrued management fee....................................    45,096
  Accrued distribution fee..................................    27,006
  Other accrued expenses....................................    76,656
                                                              --------
        Total liabilities...................................                  180,040
                                                                          -----------
Net assets, at market value.................................              $76,836,606
                                                                          ===========
Net Assets
Net assets consist of:
  Paid-in capital...........................................              $51,897,164
  Net investment loss.......................................                 (123,615)
  Accumulated net realized gain.............................                3,737,635
  Net unrealized appreciation on investments................               21,325,422
                                                                          -----------
Net assets, at market value.................................              $76,836,606
                                                                          ===========
Class A Shares
Net asset value and redemption price per share ($74,880,997
  divided by 4,682,141 shares of beneficial interest
  outstanding, no par value) (Notes 1 and 2)................                   $15.99
                                                                          ===========
Maximum offering price per share (100/95.25 of $15.99)......                   $16.79
                                                                          ===========
Class C Shares
Net asset value, offering price and redemption price per
  share ($1,955,609 divided by 123,679 shares of beneficial
  interest outstanding, no par value) (Notes 1 and 2).......                   $15.81
                                                                          ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                            STATEMENT OF OPERATIONS
                FOR THE SIX MONTH PERIOD ENDED FEBRUARY 28, 1997
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Investment Income
Income:
  Dividends.................................................                $   418,632
  Interest..................................................                     33,004
                                                                            -----------
        Total income........................................                    451,636

Expenses (Notes 1 and 4):
  Management fee............................................  $  280,618
  Distribution fee (Class A Shares).........................     164,749
  Distribution fee (Class C Shares).........................       8,194
  Professional fees.........................................      41,593
  Custodian/Fund accounting fees............................      26,652
  Shareholder servicing.....................................      21,295
  Amortization of state registration expenses...............      15,446
  Reports to shareholders...................................       8,944
  Trustees' fees and expenses...............................       3,731
  Insurance.................................................       3,265
  Other.....................................................         764
                                                              ----------
        Total expenses......................................                    575,251
                                                                            -----------
Net investment loss.........................................                   (123,615)
                                                                            -----------

Realized and Unrealized Gain on Investments
Net realized gain from investment transactions..............                  5,354,701
Net increase in unrealized appreciation of investments
  during the period.........................................                  5,127,260
                                                                            -----------
        Net gain on investments.............................                 10,481,961
                                                                            -----------
Net increase in net assets resulting from operations........                $10,358,346
                                                                            ===========

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX MONTH
                                                                   PERIOD ENDED           FOR THE
                                                                FEBRUARY 28, 1997       YEAR ENDED
                                                                   (UNAUDITED)        AUGUST 31, 1996
                                                                ------------------    ---------------
Increase (decrease) in net assets:
Operations:
  Net investment loss.......................................       $  (123,615)         $   (23,666)
  Net realized gain from investment transactions............         5,354,701            8,666,732
  Net increase in unrealized appreciation of investments
    during the period.......................................         5,127,260              263,257
                                                                   -----------          -----------
  Net increase in net assets resulting from operations......        10,358,346            8,906,323
Distributions to shareholders from:
  Net investment income, Class A Shares, ($.04 per share)...                --             (201,178)
  Net investment income, Class C Shares, ($.04 per share)...                --               (2,132)
  Net realized gains, Class A Shares, ($1.77 and $1.72 per
    share, respectively)....................................        (7,685,740)          (7,749,647)
  Net realized gains, Class C Shares ($1.77 and $1.72 per
    share, respectively)....................................          (163,771)             (91,089)
Increase (decrease) in net assets from Fund share
  transactions (Note 2).....................................         3,215,938           (3,030,768)
                                                                   -----------          -----------
Increase (decrease) in net assets...........................         5,724,773           (2,168,491)
Net assets, beginning of period.............................        71,111,833           73,280,324
                                                                   -----------          -----------
Net assets, end of period (including accumulated net
  investment loss of $123,615 for the period ended February
  28, 1997).................................................       $76,836,606          $71,111,833
                                                                   ===========          ===========

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                    CLASS A SHARES                                     CLASS C SHARES
                             ------------------------------------------------------------   -------------------------------------
                              FOR THE SIX                                                    FOR THE SIX
                              MONTH PERIOD                                                   MONTH PERIOD
                                 ENDED                                                          ENDED        FOR THE YEARS ENDED
                              FEBRUARY 28,          FOR THE YEARS ENDED AUGUST 31,           FEBRUARY 28,         AUGUST 31,
                                  1997        -------------------------------------------        1997        --------------------
                              (UNAUDITED)      1996      1995     1994     1993     1992     (UNAUDITED)       1996       1995+
                             --------------   -------   ------   ------   ------   ------   --------------   --------    --------
NET ASSET VALUE, BEGINNING
  OF PERIOD................     $ 15.58       $ 15.53   $15.30   $15.62   $13.64   $12.55      $ 15.46     $  15.50     $  14.18
                                -------       -------   ------   ------   ------   ------      -------     --------     --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)(a)..............       (0.02)         0.00(e)  0.08     0.02     0.03     0.15        (0.06)       (0.03)(e)    (0.01)
  Net realized and
    unrealized gain on
    investments............        2.20          1.81     1.37     1.05     3.29     1.19         2.18         1.75         1.33
                                -------       -------   ------   ------   ------   ------      -------     --------     --------
  Total from Investment
    Operations.............        2.18          1.81     1.45     1.07     3.32     1.34         2.12         1.72         1.32
                                -------       -------   ------   ------   ------   ------      -------     --------     --------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income......          --         (0.04)   (0.06)   (0.03)   (0.07)   (0.25)          --        (0.04)          --
  Distributions from net
    realized gains.........       (1.77)        (1.72)   (1.16)   (1.36)   (1.27)      --        (1.77)       (1.72)          --
                                -------       -------   ------   ------   ------   ------      -------     --------     --------
  Total Distributions......       (1.77)        (1.76)   (1.22)   (1.39)   (1.34)   (0.25)       (1.77)       (1.76)          --
                                -------       -------   ------   ------   ------   ------      -------     --------     --------
NET ASSET VALUE, END OF
  PERIOD...................     $ 15.99       $ 15.58   $15.53   $15.30   $15.62   $13.64      $ 15.81     $  15.46     $  15.50
                                =======       =======   ======   ======   ======   ======      =======     ========     ========

TOTAL RETURN(%)(D).........       14.87(c)      12.79    10.85     7.07    25.72    10.78        14.58(c)     12.16         9.31(c)
RATIOS (%)/SUPPLEMENTAL
  DATA:
  Operating expenses, net,
    to average daily net
    assets.................        1.53(b)       1.54     1.62     1.55     1.56     1.66         2.07(b)      2.05         2.17(b)
  Net investment income
    (loss) to average daily
    net assets(a)..........        (.32)(b)      (.02)     .49      .15      .24     1.09         (.86)(b)     (.57)        (.33)(b)
  Portfolio turnover
    rate...................          17            54       66       65       55       57           17           54           66
  Average commission rate
    on portfolio
    transactions (per
    share).................     $0.0600       $0.0600       --       --       --       --      $0.0600     $ 0.0600           --
  Net assets, end of period
    ($ millions)...........          75            70       73       74       75       65            2            1           .4

---------------

 + For the period April 3, 1995 (commencement of Class C Shares) to August 31, 1995.
(a) Excludes management fees waived by the Manager in the amount of less than $0.04, $0.04, $0.04, $0.04 and $0.03 per Class A Share for the five years ended August 31, 1996, respectively. The operating expense ratios including such items would have been 1.79%, 1.87%, 1.81%, 1.81% and 1.84% for Class A Shares for the five years ended August 31, 1996, respectively. Excludes management fees waived by the Manager in the amount of less than $0.04 and $0.04 per Class C Share for the two years ended August 31, 1996, respectively. The operating expense ratio including such items would have been 2.30% and 2.42% (annualized) for Class C Shares, respectively.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales charge.
(e) Amounts calculated prior to reclassification of $23,981 as described in Note
    5. The effect of such reclassification would have no effect on net investment income for Class A Shares and would have resulted in an increase in net investment income of $0.10 for Class C shares.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Capital Appreciation Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund invests principally in those equity securities that the Fund's portfolio manager believes are undervalued and therefore offer above-average potential for long-term appreciation. The Fund currently issues Class A and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions within one year after purchase. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

        Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short term investments having a maturity of 60 days or less are valued at cost which, when combined with accrued interest included in interest receivable or discount earned, approximates market.

        Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price.

        Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

        Distribution of Income and Gains: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

        State Registration Expenses: State registration fees are amortized based either on the time period covered by the registration or as related shares are sold, whichever is appropriate for each state.

        Capital Accounts: Distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary"), such accounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

        Other: Investment security transactions are accounted for on a trade date plus one basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets of dividend eligible shares. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are allocated to that class.

Note 2: FUND SHARES. At February 28, 1997, there was an unlimited number of shares of beneficial interest of no par value authorized.

        Transactions in Class A Shares of the Fund during the six month period ended February 28, 1997 and for the year ended August 31, 1996, were as follows:

                                                                    FOR THE SIX MONTH
                                                                      PERIOD ENDED
                                                                    FEBRUARY 28, 1997             FOR THE YEAR ENDED
                                                                       (UNAUDITED)                 AUGUST 31, 1996
                                                                -------------------------      ------------------------
        CLASS A SHARES                                           SHARES         AMOUNT          SHARES        AMOUNT
        --------------                                          ---------    ------------      ---------    -----------
        Shares sold...........................................    101,375    $  1,639,825        155,981    $ 2,425,846
        Shares issued on reinvestment of distributions........    504,915       7,508,083        547,280      7,776,848
        Shares redeemed.......................................   (397,578)     (6,409,644)      (920,007)   (14,196,180)
                                                                ---------    ------------      ---------    -----------
        Net increase (decrease)...............................    208,712    $  2,738,264       (216,746)   $(3,993,486)
                                                                             ============                   ===========
        Shares outstanding:...................................
          Beginning of period.................................  4,473,429                      4,690,175
                                                                ---------                      ---------
          End of period.......................................  4,682,141                      4,473,429
                                                                =========                      =========

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

       Transactions in Class C Shares of the Fund during the six month period ended February 28, 1997 and for the year ended August 31, 1996, were as follows:

                                                                 FOR THE SIX MONTH
                                                                    PERIOD ENDED
                                                                 FEBRUARY 28, 1997             FOR THE YEAR ENDED
                                                                    (UNAUDITED)                  AUGUST 31, 1996
                                                                --------------------           -------------------
        CLASS C SHARES                                          SHARES      AMOUNT             SHARES     AMOUNT
        --------------                                          -------    ---------           ------    ---------
        Shares sold...........................................   42,181    $ 676,499           63,749    $ 978,939
        Shares issued on reinvestment of distributions........   11,126      163,771            6,588       93,221
        Shares redeemed.......................................  (21,434)    (362,596)          (7,109)    (109,442)
                                                                -------    ---------           ------    ---------
        Net increase..........................................   31,873    $ 477,674           63,228    $ 962,718
                                                                           =========                     =========
        Shares outstanding:
          Beginning of period.................................   91,806                        28,578
                                                                -------                        ------
          End of period.......................................  123,679                        91,806
                                                                =======                        ======

Note 3: PURCHASES AND SALES OF SECURITIES. For the period ended February 28, 1997, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) aggregated $12,701,772 and $18,307,922, respectively.

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 1.00% of the first $100,000,000 of the Fund's average daily net assets, and 0.75% of any excess over $100,000,000 of such net assets, computed daily and payable monthly. Since January 2, 1992, the Manager has voluntarily agreed to waive 25% of its fee on the first $100 million of average net assets. Effective November 19, 1996 the Manager contractually agreed to reduce its fee to 0.75% on all Trust assets. No fees were waived and no expenses were reimbursed for the six month period ended February 28, 1997.

        At a special meeting of shareholders held on February 28, 1997, shareholders approved the appointment of Liberty Investment Management, a division of Goldman Sachs Asset Management ("GSAM-Liberty"), as a Subadviser to the Trust, replacing Liberty Investment Management ("Liberty"). The Manager entered into an agreement with GSAM-Liberty to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable, by the Manager, equal to an annualized rate of .25% of average daily net assets, computed daily and paid monthly.

        From December 1985 (commencement of operations) through February 26, 1995, Eagle Asset Management, Inc., a wholly-owned subsidiary of Raymond James Financial, Inc., was the sole subadviser to the Fund. Although Eagle remains a subadviser to the Fund, there are no assets currently allocated to Eagle.

        The Manager is also the Dividend Paying and Shareholder Servicing Agent for the Fund. The amount payable to the Manager for such expenses as of February 28, 1997 was $7,600. In addition, the Manager performs Fund Accounting services and charged $17,608 during the period of which $5,904 was payable as of February 28, 1997.

        Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $26,913 in front-end sales charges and $59 in contingent deferred sales charges for the six month period ended February 28, 1997. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

        Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee of up to .50% of the average daily net assets for Class A Shares. The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net assets for Class C Shares. Such fees are accrued daily and payable monthly. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc.

        Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Income-Growth Trust, Heritage Income Trust, Heritage Series Trust and Heritage U.S. Government Income Fund, investment companies that are also advised by the Manager (collectively referred to as the Heritage Mutual Funds). Each Trustee of the Heritage Mutual Funds who is not an interested person of the Manager receives an annual fee of $8,000 and an additional fee of $2,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees' fees and expenses are paid equally by each of the Heritage Mutual Funds.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 5: FEDERAL INCOME TAXES. For the year ended August 31, 1996, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited accumulated net investment loss and charged accumulated undistributed net realized gains $23,981.

Note 6: SHAREHOLDERS MEETING. On February 28, 1997 a special shareholders' meeting was held for the following purposes:

           (1) To approve a Subadvisory Agreement between Heritage Asset Management Inc. and Liberty Investment Management, a division of Goldman Sachs Asset Management, with respect to the Trust;

           (2) To ratify the selection of Price Waterhouse LLP as the Trust's independent public accountants for the fiscal year ending August 31, 1997.

        The voting results were as follows:

                                                                                    SHARES
                                                                      ----------------------------------
                                                                         FOR       AGAINST    ABSTAINING
                                                                      ---------    -------    ----------
        To approve a Subadvisory Agreement between Heritage Asset
        Management Inc. and Liberty Investment Management, a
        division of Goldman Sachs Asset Management, with respect to
        the Trust.......................................              2,334,132    47,076       93,499
        To ratify the selection of Price Waterhouse LLP as the
        Trust's independent public accountants for the fiscal year
        ending August 31, 1997..........................              2,361,881    37,006       75,820

HERITAGE FAMILY OF FUNDS(TM)


From Our Family to Yours: The Intelligent Creation of Wealth


HERITAGE MONEY MARKET FUNDS
Cash Trust Money Market
Cash Trust Municipal Money Market


HERITAGE BOND FUNDS
High Yield
Intermediate Government


HERITAGE STOCK FUNDS
Income-Growth
Value Equity
Growth Equity
Capital Appreciation
Small Cap
International






This report is for the information of shareholders of Heritage Capital Appreciation Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

(C)1997 Heritage Asset Management, Inc.

8.5M  2/97 [LOGO]  PRINTED ON RECYCLED PAPER

[LOGO]   HERITAGE CAPITAL APPRECIATION TRUST
         P.O. Box 33022
         St. Petersburg, FL 33733
----------------------------------------------
      Address Change Requested